UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2019
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INNOVIVA, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)
000-30319
(Commission  File Number)
2000 Sierra Point Parkway Suite 500
Brisbane, California 94005
(650) 238-9600
94-3265960
(I.R.S. Employer Identification Number)

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in the Registrant’s Certifying Accountant.
On February 22, 2019, Ernst & Young LLP (“E&Y”), was dismissed as our independent registered public accounting firm. Grant Thornton LLP (“Grant Thornton”) has been engaged as our new independent registered public accounting firm, effective as of February 26, 2019. The Audit Committee of the Board of Directors of the Company approved the dismissal of E&Y and approved the engagement of Grant Thornton as our independent registered public accounting firm. The selection of Grant Thornton as the Company’s independent registered public accounting firm will be presented for ratification by the Company’s stockholders at its 2019 Annual Meeting of Stockholders.
None of the reports of E&Y on our financial statements for the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim periods preceding their dismissal, there were no disagreements with E&Y, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements, nor was there any reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).
The Company provided E&Y with a copy of the disclosures it is making in this Report and has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements. The letter is filed as an exhibit to this Report.
During the two most recent fiscal years and the interim periods preceding the engagement, and through the date of this Report, neither the Company nor anyone on its behalf has previously consulted with Grant Thornton regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

16.1	Letter from Ernst & Young LLP dated February 28, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2019	INNOVIVA, INC.

	By:	/s/ Geoffrey Hulme
Geoffrey Hulme
Interim Principal Executive Officer

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